REPO
RT
OF
INDE
PEND
ENT
REGI
STER
ED
PUBL
IC
ACC
OUNT
ING
FIRM

To the
Truste
es
and
Invest
ors of
Divide
nd
Builde
r
Portfol
io:

In
planni
ng
and
perfor
ming
our
audit
of the
financi
al
state
ments
of
Divide
nd
Builde
r
Portfol
io (the
"Portf
olio")
as of
and
for the
year
ended
Dece
mber
31,
2016,
in
accor
dance
with
the
stand
ards
of the
Public
Comp
any
Accou
nting
Oversi
ght
Board
(Unite
d
States
), we
consid
ered
the
Portfol
io's
intern
al
contro
l over
financi
al
reporti
ng,
includi
ng
contro
ls
over
safeg
uardin
g
securi
ties,
as a
basis
for
desig
ning
our
auditi
ng
proce
dures
for the
purpo
se of
expre
ssing
our
opinio
n on
the
financi
al
state
ments
and to
compl
y with
the
requir
ement
s of
Form
N-
SAR,
but
not for
the
purpo
se of
expre
ssing
an
opinio
n on
the
effecti
venes
s of
the
Portfol
io's
intern
al
contro
l over
financi
al
reporti
ng.
Accor
dingly,
we
expre
ss no
such
opinio
n.

The
mana
geme
nt of
the
Portfol
io is
respo
nsible
for
establi
shing
and
maint
aining
effecti
ve
intern
al
contro
l over
financi
al
reporti
ng. In
fulfillin
g this
respo
nsibilit
y,
estim
ates
and
judgm
ents
by
mana
geme
nt are
requir
ed to
asses
s the
expec
ted
benefi
ts and
relate
d
costs
of
contro
ls. A
portfol
io's
intern
al
contro
l over
financi
al
reporti
ng is
a
proce
ss
desig
ned to
provid
e
reaso
nable
assur
ance
regard
ing
the
reliabil
ity of
financi
al
reporti
ng
and
the
prepar
ation
of
financi
al
state
ments
for
extern
al
purpo
ses in
accor
dance
with
gener
ally
accep
ted
accou
nting
princi
ples.
A
portfol
io's
intern
al
contro
l over
financi
al
reporti
ng
includ
es
those
policie
s and
proce
dures
that
(1)
pertai
n to
the
maint
enanc
e of
record
s that,
in
reaso
nable
detail,
accur
ately
and
fairly
reflect
the
transa
ctions
and
dispos
itions
of the
assets
of the
portfol
io; (2)
provid
e
reaso
nable
assur
ance
that
transa
ctions
are
record
ed as
neces
sary
to
permit
prepar
ation
of
financi
al
state
ments
in
accor
dance
with
gener
ally
accep
ted
accou
nting
princi
ples,
and
that
receip
ts and
expen
diture
s of
the
portfol
io are
being
made
only in
accor
dance
with
author
ization
s of
mana
geme
nt and
truste
es of
the
portfol
io;
and
(3)
provid
e
reaso
nable
assur
ance
regard
ing
preve
ntion
or
timely
detect
ion of
unaut
horize
d
acquis
ition,
use,
or
dispos
ition
of a
portfol
io's
assets
that
could
have
a
materi
al
effect
on the
financi
al
state
ments
..

Becau
se of
its
inhere
nt
limitati
ons,
intern
al
contro
l over
financi
al
reporti
ng
may
not
preve
nt or
detect
missta
temen
ts.
Also,
projec
tions
of any
evalu
ation
of
effecti
venes
s to
future
period
s are
subjec
t to
the
risk
that
contro
ls may
beco
me
inade
quate
becau
se of
chang
es in
conditi
ons,
or that
the
degre
e of
compli
ance
with
the
policie
s or
proce
dures
may
deteri
orate.

A
deficie
ncy in
intern
al
contro
l over
financi
al
reporti
ng
exists
when
the
desig
n or
operat
ion of
a
contro
l does
not
allow
mana
geme
nt or
emplo
yees,
in the
norma
l
cours
e of
perfor
ming
their
assign
ed
functi
ons,
to
preve
nt or
detect
missta
temen
ts on
a
timely
basis.
A
materi
al
weakn
ess is
a
deficie
ncy,
or a
combi
nation
of
deficie
ncies,
in
intern
al
contro
l over
financi
al
reporti
ng,
such
that
there
is a
reaso
nable
possib
ility
that a
materi
al
missta
temen
t of a
portfol
io's
annua
l or
interi
m
financi
al
state
ments
will
not be
preve
nted
or
detect
ed on
a
timely
basis.

Our
consid
eratio
n of
the
Portfol
io's
intern
al
contro
l over
financi
al
reporti
ng
was
for the
limited
purpo
se
descri
bed
in the
first
paragr
aph
and
would
not
neces
sarily
disclo
se all
deficie
ncies
in
intern
al
contro
l that
might
be
materi
al
weakn
esses
under
stand
ards
establi
shed
by the
Public
Comp
any
Accou
nting
Oversi
ght
Board
(Unite
d
States
).
Howe
ver,
we
noted
no
deficie
ncies
in the
Portfol
io's
intern
al
contro
l over
financi
al
reporti
ng
and
its
operat
ion,
includi
ng
contro
ls for
safeg
uardin
g
securi
ties
that
we
consid
er to
be a
materi
al
weakn
ess,
as
define
d
above
, as of
Dece
mber
31,
2016.

This
report
is
intend
ed
solely
for the
inform
ation
and
use of
mana
geme
nt and
the
Truste
es of
Divide
nd
Builde
r
Portfol
io and
the
Securi
ties
and
Excha
nge
Com
missio
n and
is not
intend
ed to
be
and
shoul
d not
be
used
by
anyon
e
other
than
these
specifi
ed
partie
s.

/s/
Deloitt
e &
Touch
e LLP

Bosto
n,
Mass
achus
etts
Febru
ary
24,
2017